EARNING PER SHARE	12 Months Ended
Jun. 30, 2025
EARNING PER SHARE
EARNING PER SHARE

10.    EARNING PER SHARE

	06/30/2025	06/30/2024	06/30/2023
Numerator
Profit/ (Loss) for the year (basic EPS)	(55,416,054)	4,275,688	18,779,876
Profit/ (Loss) for the year (diluted EPS)	(55,416,054)	4,275,688	18,779,876
Denominator
Weighted average number of shares (basic EPS)	63,228,240	62,840,129	62,146,082
Weighted average number of shares (diluted EPS)	63,228,240	63,485,432	63,185,508

Basic profit/ (loss) attributable to ordinary equity holders of the parent	(0.8764)	0.0680	0.3022
Diluted profit/ (loss) attributable to ordinary equity holders of the parent	(0.8764)	0.0673	0.2972

For the year ended June 30, 2025, diluted earnings per share have not been presented, as the Group reported a net loss and the inclusion of potential dilutive shares would have resulted in an anti-dilutive effect.

For the year ended June 30, 2024 and 2023, diluted earnings per share was calculated by adjusting the weighted average number of shares outstanding to assume conversion of all dilutive potential shares. The Group had two categories of dilutive potential shares, share-based incentives and convertible notes.

The stock options were included in the diluted EPS calculation for the year ended June 30, 2024 and 2023 only for the tranches in which the average market price of ordinary shares during the periods was higher than the assumed proceeds per option.

Convertible notes outstanding were not included in the diluted EPS calculations for the year ended June 30, 2024 and 2023 because the interest (net of tax and other changes in income or expense) per ordinary share obtainable on conversion exceeds basic earnings per share.